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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  December  15, 2000


                          EDGEWATER TECHNOLOGY, INC.
            (Exact name of registrant as specified in its charter)



           Delaware                     0-20971                  71-0788538
(State of other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)


           302 East Millsap Road
          Fayetteville, Arkansas                               72703
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:              (501) 973-6000

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Item 5.  Other Events

         Attached as an exhibit to this Form 8-K is a copy of the Edgewater Technology, Inc. press release which was disseminated publicly on December 15, 2000.

Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements of Business Acquired.

              Not applicable.

         (b)  Pro Forma Financial Information.

              Not applicable.

         (c)  Exhibits.

              99.1 Edgewater Technology, Inc. Press Release dated December 15, 2000.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               EDGEWATER TECHNOLOGY, INC.
                                (Registrant)

Dated: December 15, 2000                By:  /s/ Clete T. Brewer
                                             -------------------
                                        Clete T. Brewer
                                        Chairman and Chief Executive Officer


                               INDEX TO EXHIBITS

Exhibit
Number   Description
------   -----------

99.1     Edgewater Technology, Inc. Press Release dated December 15, 2000.